                                                                    Exhibit 23.1


                         Independent Auditors' Consent


The Board of Directors
Burns, Philp & Company Limited:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG

KPMG

Sydney, Australia
July 16, 2003